UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Hughes Landing Blvd, Suite 800

The Woodlands, Texas 77380

(Address of principal executive offices)

(281) 475-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 6, 2016, the Registrant issued a press release reporting its earnings for the fiscal quarter ended April 30, 2016, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its 2016 Annual Meeting of Stockholders on June 3, 2016. The stockholders considered and voted on four proposals submitted for stockholder vote, each of which is described in detail in the Proxy Statement. The following is a brief description of the matters voted on at the 2016 Annual Meeting and the final results of such voting.

Proposal No. 1. Election of seven directors—David A.B. Brown, Michael J. Caliel, J. Samuel Butler, Nelson Obus, Robert R. Gilmore, John T. Nesser III and Alan P. Krusi—to hold office for terms expiring at the 2017 annual meeting of stockholders.

Final Results: The stockholders elected David A.B. Brown, Michael J. Caliel, J. Samuel Butler, Nelson Obus, Robert R. Gilmore, John T. Nesser III and Alan P. Krusi as directors to hold office for terms expiring at the 2017 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier death, retirement, resignation or removal.

	For	Withheld Authority	Broker Non Votes
David A.B. Brown	12,302,558	1,601,425	4,028,793
Michael J. Caliel	13,786,548	117,435	4,028,793
J. Samuel Butler	12,312,237	1,591,746	4,028,793
Nelson Obus	12,316,737	1,587,246	4,028,793
Robert R. Gilmore	12,316,878	1,587,105	4,028,793
John T. Nesser III	12,315,455	1,588,528	4,028,793
Alan P. Krusi	13,742,284	161,699	4,028,793

Proposal No. 2: Proposal to conduct an advisory vote to approve named executive officer compensation.

Final Results: The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement.

	For	Against	Abstain	Broker Non Votes
Advisory vote on executive compensation:	11,378,277	2,506,263	19,443	4,028,793

Proposal No. 3: Proposal to amend the Company’s 2006 Equity Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 1,500,000 shares.

Final Results: The stockholders did not approve the amendment to the Plan to increase the shares available for issuance under the Plan.

	For	Against	Abstain	Broker Non Votes
Amendment to 2006 Equity Plan:	6,753,902	7,138,242	11,839	4,028,793

Proposal No. 4: Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ended January 31, 2017.

Final Results: The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal 2017.

	For	Against	Abstain	Broker Non Votes
Deloitte & Touche LLP	17,894,997	31,366	6,413	0

No other matters were voted upon at the meeting.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release dated June 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date: June 6, 2016	By:	/s/ J. Michael Anderson
J. Michael Anderson
Sr. Vice President— CFO